Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
Credit Agricole Securities (USA) Inc.
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2018-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT 2018-B_Prel. Pool_KPMG.xls” provided by the Company on September 10, 2018 (the “Data File”), containing certain information related to 30,881 motor vehicle leases secured by new Mercedes-Benz automobiles as of August 31, 2018 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Mercedes-Benz Auto Lease Trust 2018-B, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of new motor vehicles by lessees of Mercedes-Benz passenger cars, and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “LeMans” means the Company’s operating lease portfolio management system used to track and account for its operating Leases prior to May 2, 2016.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases beginning May 2, 2016.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•
The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA (which also contains information originated in the prior system, LeMans) or ACE.

A.
We randomly selected 100 Leases from the Data File as instructed by the Company and listed in Exhibit A, attached hereto (the “Sample Leases”). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the Lease File, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/Instructions

Lease Number	ALFA

Running Rate	ALFA and instructions provided by the Company described below

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract and instructions provided by the Company described below

Maturity Date	Lease Contract, Modification Letter and instructions provided by the Company described below

Vehicle Value	ALFA and instructions provided by the Company described below

New/Used	Lease Contract and instructions provided by the Company described below

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and instructions provided by the Company described below

Contract Residual	Lease Contract

Attributes	Lease File/Instructions

State of Origination	ALFA and instructions provided by the Company described below

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Make	Lease Contract, ALFA and instructions provided by the Company described below

Vehicle Model Class	Lease Contract, ALFA and instructions provided by the Company described below

Vehicle Model Year	Lease Contract

Vehicle Identification Number	Lease Contract

FICO Score	ACE and instructions provided by the Company described below

Payment Type	Lease Contract and instructions provided by the Company described below

Subvented Status	ALFA and instructions provided by the Company described below

Co-Lessee Present Indicator	ACE

Paid-Through Date	ALFA and instructions provided by the Company described below

Current Delinquency Status	ALFA

For purposes of comparing Running Rate, we were instructed by the Company to consider the interest rate on the “Miscellaneous” screen in ALFA as the Running Rate for Sample Leases that have values in the “PCD_ACCT_NBR” field in the Data File (the “Account Numbers”) beginning with 7. We were informed by the Company that such Sample Leases were originated in LeMans and subsequently migrated to ALFA. We were further instructed by the Company to consider the interest rate on the “Financial Summary” screen in ALFA to be the Running Rate for Sample Leases with Account Numbers beginning with 5, which we were informed by the Company were Sample Leases originated in ALFA.

For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers beginning with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month for Sample Leases with Account Numbers beginning with 7. We were informed by the Company that ALFA and LeMans do not permit Original Start Dates to occur at the end of the month, and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st, 2nd or 3rd of the following month, respectively, for Sample Leases originated in LeMans, and to the 1st of the following month for Sample Leases originated in ALFA.

For purposes of comparing Maturity Date, if the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

For purposes of comparing Vehicle Value, we were instructed by the Company to consider Vehicle MSRP on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases that have Account Numbers beginning with 7. We were further instructed by the Company to consider MSRP, which reflects the Base MSRP, on the “Miscellaneous” screen in ALFA to be the Vehicle Value for Sample Leases with Account Numbers beginning with 5.

For purposes of comparing New/Used, we were instructed by the Company to consider Sample Leases to be “New” if the odometer reading per the Lease Contract was less than 10,000 miles. We were informed by the Company that it is the Company’s policy to consider such leases as “New” for purposes of structuring the leases using new car residual values.

For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.
If the “Receivables“ screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (i) above as the Current Remaining Term.

iii.
If the Paid-Through Date was on the 1st of each month, add one (1) from the number of payments calculated in the steps (i) and (ii) above to obtain the Current Remaining Term. Otherwise, we were instructed by the Company to use the number of payments calculated in step (ii) above as the Current Remaining Term.

iv.
In the event the Recomputed Current Remaining Term did not agree with the Data File using steps (i), (ii) and(iii) above, we were instructed by the Company to re-perform steps (i), (ii), and (iii) but replace the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA stated in step (i) with the Lease Rental amount per “Invoice” screen in ALFA.

For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.

For purposes of comparing Vehicle Make, if the Vehicle Make stated in the Data File did not agree to the Vehicle Make listed in the respective Lease Contract, we were instructed by the Company to consider the Sample Lease to be in agreement if the Vehicle Make listed in the Lease Contract was “MB,” “MB Truck,” “ME/BE,” “MERCEDES-BENZ,” “MERCEDES-B,”  “MERCEDES,” “MERCEDES-BEN,” “MERCEDES–BSL-CLASS,” “MER-BENZ,” “MERCEDES-,” “MERCEDES -,” “Mercedes-,” “MERCEDES B,” “MERCEDES BENZ,” “MERCEDES L,” “M/B,” “Mercedes Light,” “MB_TRK,” or “Mercedes_Benz Truck.” If the Vehicle Make did not agree with any of the aforementioned names, we were further instructed by the Company to compare the Vehicle Make using “Manufacturer” line on the “Asset” screen in ALFA.

For purposes of comparing Vehicle Model Class, if the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the respective Lease Contract, we were instructed by the Company to compare the Vehicle Model Class using the “Model” line on the “Asset” screen in ALFA.

For purposes of comparing FICO Score, if the FICO Score stated on Data File did not agree to the FICO Score listed on the ACE screen, we were instructed by the Company to compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

For purposes of comparing Payment Type, we were instructed by the Company that the payment frequency for each Sample Lease should be monthly as indicated by a value of “1” in the “O_PMTFREQUENCY” field in the Data File. We were instructed by the Company to consider the description of “Standard Lease” (as opposed to "Single Payment Lease”) in the respective Lease Contract as evidence of the monthly payment frequency.

For purposes of comparing Subvented Status, we were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•	“Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•	“N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•	“Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•	“N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy, if we identified a “RVE Dollar Amount” in the “Subsidy” line or a value in the “Subsidy Code” line on the “Miscellaneous” screen in ALFA.

For purposes of comparing Paid-Through Date, we were instructed by the Company to consider the Next Payment Date on the “Financial Summary” screen in ALFA to be the Paid-Through Date, except for Sample Leases that had a payment due date of September 1, 2018, per the Lease Agreement and the payment was made via ACH as indicated in the “Statement” screen in ALFA. The Company informed us that ALFA applies payments due on the 1st of each month (e.g., September 1, 2018) that were made via ACH before capturing the prior month-end snapshots (e.g., August 31, 2018) and, as a result, the Next Payment Date for such leases would show the 1st of the next moth (e.g., October 1, 2018) instead of the 1st of the current month (e.g., September 1, 2018). As such, for Sample Leases of this nature, we were instructed by the Company to compare the Paid-Through Date to October 1, 2018.

The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease Files, except for those listed in Exhibit B. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File and the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
October 30, 2018

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	69	35	9394	69	19393
2	85	36	9756	70	20143
3	801	37	10179	71	20440
4	1062	38	10208	72	21648
5	1265	39	10309	73	21671
6	1446	40	10438	74	21684
7	1648	41	10476	75	22057
8	1859	42	10918	76	22454
9	1938	43	11319	77	23742
10	2098	44	11782	78	23760
11	2598	45	12097	79	23874
12	2600	46	12210	80	24583
13	2792	47	12321	81	25281
14	2815	48	12546	82	25508
15	3111	49	14244	83	25647
16	3215	50	15376	84	26110
17	3306	51	15379	85	26490
18	4076	52	15438	86	27093
19	4087	53	15635	87	27221
20	5683	54	16631	88	27324
21	6162	55	17038	89	27655
22	6341	56	17184	90	27786
23	6463	57	17220	91	28556
24	6502	58	17572	92	28826
25	6675	59	17675	93	29305
26	7105	60	17691	94	29596
27	7118	61	18239	95	29883
28	7209	62	18247	96	30359
29	7256	63	18288	97	30642
30	7724	64	18373	98	30690
31	7890	65	18631	99	30709
32	8054	66	19047	100	30810
33	8121	67	19053
34	9076	68	19300

(*)  The Company has assigned a unique Lease Number to each Lease in the Data File.  The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File

54	16631	Maturity Date	5/16/2020	5/28/2020